                                                                  Exhibit 10.6


                                                                  EXECUTION COPY



                                PLEDGE AGREEMENT

         AGREEMENT dated as of December 18, 2001 among Price Communications Corporation, a New York corporation ("PRICE PARENT"), Price Communications Cellular Inc., a Delaware corporation ("PRICE CELLULAR"), Price Communications Cellular Holdings, Inc., a Delaware corporation ("PRICE SHAREHOLDER"), Price Communications Wireless, Inc., a Delaware corporation (the "COMPANY" and, together with Price Parent, Price Cellular and Price Shareholder, the "PRICE CORPORATIONS"), Cellco Partnership, a Delaware general partnership (with its successors, "CELLCO"), as Agent (with its successors, the "AGENT"), Verizon Communications Inc., a Delaware corporation (with its successors, "VCI"), and Verizon Wireless Inc., a Delaware corporation (with its successors, "VWI").



                              W I T N E S S E T H :

         WHEREAS, the Price Corporations, Cellco and Verizon Wireless of the East LP, a newly formed Delaware limited partnership ("NEW LP"), are parties to a Transaction Agreement dated as of December 18, 2001 (the "TRANSACTION AGREEMENT");

         WHEREAS, the Price Corporations, VCI, VWI and New LP are parties to an Exchange Agreement dated as of December 18, 2001 (the "EXCHANGE AGREEMENT");

         WHEREAS, in order to secure the Secured Obligations, the Pledgors have agreed to grant a continuing security interest in and to the Collateral (as such terms are defined below);

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. (a) Terms defined in the Transaction Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

         "ANNIVERSARY" means the First Anniversary or the Second Anniversary.

         "COLLATERAL" has the meaning assigned to such term in Section 3(a).

         "COVERED AGREEMENTS" means the Exchange Agreement, the Lock-up Agreements, the New LP Agreement and this Agreement.

         "DEFAULT" means any failure by any Pledgor to make any payment with respect to the Secured Obligations after a final judgment with respect thereto in favor of a Secured Party.

         "EXCHANGE" has the meaning assigned to such term in the Exchange Agreement.

         "EXCHANGE CLOSING DATE" has the meaning assigned to such term in the Exchange Agreement.

         "FIRST ANNIVERSARY" means the first anniversary of the Closing.

         "PLEDGE TERMINATION DATE" means the date of termination of the Security Interests pursuant to Section 13(a).

         "PLEDGED ELPI" means 13% of the ELP Interest issued to the Company pursuant to the Transaction Agreement, or such smaller percentage of such ELP Interest as may result from a termination of certain of the Security Interests and release of Collateral pursuant to Section 13(b).

         "PLEDGED ELPI VALUE" means, on any date, an amount equal to (i) the percentage of the ELP Interest subject, as of such date, to a perfected first priority Lien under this Agreement MULTIPLIED BY (ii) the amount of the Company Capital Account on such date.

         "PLEDGED INTERESTS" means (i) from the Closing until the earlier of an Exchange and the Pledge Termination Date, the Pledged ELPI, and (ii) from an Exchange until the Pledge Termination Date, the Pledged Shares.

         "PLEDGED SHARES" means the shares of VWI Stock or VCI Stock issued upon an Exchange in exchange for the Pledged ELPI, as the number of such shares may be reduced as a result of a termination of certain of the Security Interests and release of Collateral pursuant to Section 13(b).

         "PLEDGED SHARES VALUE" means, on any date, (i) with respect to shares of VCI Stock, an amount equal to (A) the number of shares of VCI Stock subject, as of such date, to a perfected first priority Lien under this Agreement MULTIPLIED BY (B) the price of VCI Stock used for purposes of calculating the VCI Exchange Amount (as defined in the Exchange Agreement) on the Exchange Closing Date (subject to appropriate adjustment for stock splits, stock dividends, subdivisions, combinations, reclassifications or similar events relating to the VCI Stock after the date of such calculation), and (ii) with respect to shares of VWI Stock, an amount equal to (A) the number of shares of VWI Stock subject, as of such date, to a perfected first priority Lien under this Agreement MULTIPLIED BY (B) the VWI IPO Price (as defined in the Exchange Agreement)(subject to appropriate adjustment for stock splits, stock dividends, subdivisions, combinations, reclassifications or similar events occurring after the date of the VWI IPO).

         "PLEDGORS" means the Price Corporations and "PLEDGOR" means any of the Price Corporations.

         "REQUIRED VALUE" means (i) on the First Anniversary, $75,000,000 and
(ii) on the Second Anniversary, $41,300,000.

         "SECOND ANNIVERSARY" means the second anniversary of the Closing.

         "SECURED OBLIGATIONS" means (i) the indemnity obligations of the Pledgors pursuant to Section 15.02(a) of the Transaction Agreement and (ii) any damage, loss, liability or reasonable expense incurred or suffered by any Secured Party arising out of a breach of any of the obligations of any of the Pledgors under the Covered Agreements, in each case, whether existing on the date hereof or arising hereafter.

         "SECURED PARTIES" means Cellco, New LP, VCI, VWI and the Agent.

         "SECURITY INTERESTS" means the security interests in the Collateral granted hereunder securing the Secured Obligations.

         "THIRD ANNIVERSARY", means the third anniversary of the Closing.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; PROVIDED that if the perfection or the effect of perfection or non-perfection or the priority of the Security Interests in any of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or priority; PROVIDED FURTHER that all references herein to specific sections or subsections of the UCC are references to such sections or subsections of the Uniform Commercial Code in effect in the State of New York on the date hereof.

         "VCI STOCK" has the meaning assigned to such term in the Exchange Agreement.

         "VWI STOCK" has the meaning assigned to such term in the Exchange Agreement.

         (b) Each of the following terms is defined in the Section set forth opposite such term:


TERM                                                            SECTION
----                                                            -------
Agent                                                           Preamble

Company                                                         Preamble

Excess Shares                                                     13(b)

Excess ELPI                                                       13(b)

Price Cellular                                                  Preamble

Price Parent                                                    Preamble

Price Corporations                                              Preamble

Price Shareholder                                               Preamble

VCI                                                             Preamble

VWI                                                             Preamble

Unless otherwise defined herein or in the Transaction Agreement, or unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall have the meanings therein stated.

         SECTION 2. REPRESENTATIONS AND WARRANTIES. The Pledgors represent and warrant, jointly and severally, to each Secured Party, as follows:

                  (a) TITLE TO PLEDGED INTERESTS. Each Pledgor, at the time such Pledgor will pledge any Pledged Interests hereunder, owns all of the Pledged Interests pledged by it, free and clear of any Liens other than the Security Interests. None of the Pledged Interests is subject to any option to purchase or similar rights of any Person. No Pledgor is, or will become a party to or otherwise bound by any agreement, other than this Agreement, the New LP Agreement and the Lock-up Agreement, which restricts in any manner the rights of any present or future holder of any of the Pledged Interests with respect thereto.

                  (b) VALIDITY, PERFECTION AND PRIORITY OF SECURITY INTERESTS. Upon filing the appropriate financing statements under the UCC, the Agent shall have a perfected first priority security interest in and lien on the Pledged ELPI, and upon the delivery of the certificates representing the Pledged Shares to the Agent duly endorsed in blank in accordance with Section 4(b), the Agent shall have a perfected first priority security interest in and lien on the Pledged Shares, shall have control of the Pledged Shares for purposes of the UCC within the meaning of 8-106 of the UCC and shall be a protected purchaser of the Pledged Shares. Except as set forth in the immediately preceding sentence, no registration, recordation or filing with any governmental body, agency or official is required in connection with the execution or delivery of this Agreement or necessary for the validity or enforceability hereof or for the perfection or enforcement of the Security Interests. None of the Pledgors or any of their respective Subsidiaries has performed or will perform any acts which might prevent the Agent from enforcing any of the terms and conditions of this Agreement or which would limit the Agent in any such enforcement.

                  (c) JURISDICTION OF INCORPORATION. The jurisdiction of incorporation of each Pledgor is as set forth in the introductory paragraph of this Agreement.

                  (d) COMPANY NAMES. The legal name of each Pledgor is as set forth in the introductory paragraph of this Agreement, and such Pledgor has not changed its legal name at any time during the 12 months immediately preceding the date hereof.

                  (e) PRINCIPAL EXECUTIVE OFFICES. The principal executive offices of each Pledgor are as set forth in Section 17.01 of the Transaction Agreement, and except as set forth in Schedule 2(e), such Pledgor has not changed the location of its principal executive offices at any time during the five years immediately preceding the date hereof.

         SECTION 3. THE SECURITY INTERESTS. (a) In order to secure the full and punctual payment and the performance of the Secured Obligations in accordance with the terms thereof, each Pledgor hereby assigns, pledges and grants security interests in all of its right, title and interest in the Pledged Interests pledged by it to the Agent for the benefit of the Secured Parties, and all of its rights and privileges with respect to such Pledged Interests, and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all proceeds of any of the foregoing, in each case whether now owned or existing or hereafter arising or acquired (the "COLLATERAL").

                  (b) The Security Interests are granted as security only and shall not subject any Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Pledgor or any of its Subsidiaries with respect to any of the Collateral or any transaction in connection therewith.

         SECTION 4. FILINGS AND DELIVERIES. (a) Each Pledgor shall cause appropriate financing statements (on Form UCC-1 or other appropriate form, in form and substance satisfactory to the Agent) under the UCC covering the Collateral to be filed so that at all times from and after the date hereof until the Pledge Termination Date the Agent has a security interest in the Collateral which is perfected by the filing of such financing statements.

         (b) On the Exchange Closing Date, all certificates representing the Pledged Shares shall be delivered to the Agent. All certificates representing Pledged Shares delivered to the Agent by any Pledgor pursuant hereto shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Agent.

         SECTION 5. FURTHER ASSURANCES. (a) The Pledgors agree, jointly and severally, that they will, in such manner and form as the Agent may require, execute, deliver, file and record any financing statement, specific assignment or other paper and take any other action that may be necessary or desirable, or that the Agent may reasonably request, in order to create, preserve, perfect or validate any Security Interest, to grant control of any Collateral to the Agent for purposes of the UCC within the meaning of 8-106 of the UCC, or to enable the Agent to exercise and enforce its rights hereunder with respect to any of the Collateral. To the extent permitted by applicable law, each Pledgor hereby authorizes the Agent to execute and file, in the name of such Pledgor or otherwise, UCC financing statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) which the Agent in its sole discretion may deem necessary or appropriate to further perfect the Security Interests.

         (b) Each Pledgor agrees that it will not change its name or jurisdiction of incorporation unless it shall have given the Agent not less than 30 days' prior notice thereof.

         SECTION 6. RECORD OWNERSHIP OF PLEDGED INTERESTS. The Agent may at any time or from time to time, in its sole discretion, cause any or all of the Pledged Interests to be transferred of record into the name of the Agent or its nominee.

         SECTION 7. RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL. The Agent shall have the right to receive and, during the continuance of any Default, to retain as Collateral hereunder all dividends, interest and other payments and distributions made upon or with respect to the Collateral and the Pledgors shall take all such action as the Agent may deem necessary or appropriate to give effect to such right. All such dividends, interest and other payments and distributions which are received by any Pledgor shall be received in trust for the benefit of the Agent and, if the Agent so directs during the continuance of a Default, shall be segregated from other funds of such Pledgor and shall, forthwith upon demand by the Agent during the continuance of a Default, be paid over to the Agent as Collateral in the same form as received (with any necessary endorsement). After all Defaults have been cured, the Agent's right to retain dividends, interest and other payments and distributions under this Section 7 shall cease and the Agent shall pay over to the appropriate Pledgor any such Collateral retained by it during the continuance of a Default.

         SECTION 8. RIGHT TO VOTE PLEDGED INTERESTS. Unless a Default shall have occurred and be continuing, each Pledgor shall have the right, from time to time, to vote and to give consents, ratifications and waivers with respect to its Pledged Interests, and the Agent shall, upon receiving a written request from such Pledgor accompanied by a certificate signed by its principal financial officer stating that no Default has occurred and is continuing, deliver to such Pledgor or as specified in such request such proxies, powers of attorney, consents, ratifications and waivers in respect of any of its Pledged Interests which is registered in the name of the Agent or its nominee as shall be specified in such request and be in form and substance satisfactory to the Agent.

         If a Default shall have occurred and be continuing, the Agent shall have the right to the extent permitted by law and each Pledgor shall take all such action as may be necessary or appropriate to give effect to such right, to vote and to give consents, ratifications and waivers, and take any other action with respect to any or all of the Pledged Interests with the same force and effect as if the Agent were the absolute and sole owners thereof.

         SECTION 9. GENERAL AUTHORITY; APPOINTMENT OF AGENT. (a) Each Pledgor hereby irrevocably appoints the Agent its true and lawful attorney, with full power of substitution, in the name of such Pledgor, the Agent or otherwise, for the sole use and benefit of the Agent, but at the expense of such Pledgor, to the extent permitted by law to exercise, at any time and from time to time while a Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (a) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                  (b) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto, and

                  (c) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Agent were the absolute owner thereof; PROVIDED that the Agent shall give the Pledgors not less than ten days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Agent and each Pledgor agree that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC.

         (b) Each of Cellco, New LP, VCI and VWI irrevocably appoints the Agent as its agent for all purposes hereof and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with all such powers as are reasonably incidental thereto.

         SECTION 10. REMEDIES UPON DEFAULT. (a) If any Default shall have occurred and be continuing, the Agent may, at the request and direction of the Secured Parties, exercise all the rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Agent may, without being required to give any notice, except as herein provided or as may be required by mandatory provisions of law,
(i) apply the cash, if any, then held by it as Collateral as specified in
Section 12 and (ii) if there shall be no such cash or if such cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as the Agent may deem satisfactory. Any Secured Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). The Agent is authorized, in connection with any such sale, if it deems it advisable so to do, (A) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral, (B) to cause to be placed on certificates for any or all of the Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act of 1933 and may not be disposed of in violation of the provision of said Act, and (C) to impose such other limitations or conditions in connection with any such sale as the Agent deems necessary or advisable in order to comply with said Act or any other law. The Pledgors will execute and deliver such documents and take such other action as the Agent deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold absolutely and free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor which may be waived, and each Pledgor, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which they have or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by Section 9 shall (1) in the case of a public sale, state the time and place fixed for such sale, (2) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof so being sold, will first be offered for sale at such board or exchange, and (3) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Agent may determine. The Agent shall not be obligated to make any such sale pursuant to any such notice. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser thereof, but the Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice. The Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

          (b) For purposes of this Section 10, a Default shall be deemed to no longer be continuing to the extent that the Company Capital Account has been reduced in respect of such Default pursuant to Section 15.04(b) of the Transaction Agreement or Section 2.04 of the Exchange Agreement.

         SECTION 11. EXPENSES. Each Pledgor agrees that it will forthwith upon demand pay to the Agent:

                  (a) the amount of any taxes which the Agent may have been required to pay by reason of the Security Interests or to free any of the Collateral from any Lien thereon, and

                  (b) the amount of any and all reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel and of any other experts, which the Agent may incur in connection with the collection, sale or other disposition of any of the Collateral, including, without limitation, in connection with the enforcement of this Agreement or any Damages including, without limitation, in connection with the enforcement of this Agreement.

         SECTION 12. APPLICATION OF PROCEEDS. Upon the occurrence and during the continuance of a Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Agent in the following order of priorities:

                  FIRST, to payment of the reasonable expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Agent, and all reasonable expenses, liabilities and advances incurred or made by the Agent in connection therewith;

                  SECOND, to the ratable payment of the Secured Obligations, until all Secured Obligations shall have been paid in full; and

                  FINALLY, to payment to the Pledgors or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         SECTION 13. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL.
(a) On the Third Anniversary, the Security Interests shall terminate and all rights to the Collateral shall revert to the Pledgors; unless on such date Cellco, New LP, VCI or VWI or any of their Affiliates shall have delivered a notice to the Pledgors of the assertion of any claim, or the commencement of any suit, action or proceeding (i) in respect of which indemnity may be sought pursuant to Section 15.02 of the Transaction Agreement or (ii) which relates to any breach of any obligation of the Pledgors under any Covered Agreement, in which case such termination shall occur on the date on which such claim, suit, action or proceeding shall have been finally adjudicated or dismissed with prejudice and the Pledgors shall have satisfied all of the Secured Obligations.

          (b) On each of the First Anniversary and the Second Anniversary, (i) if such Anniversary occurs prior to the Exchange Closing Date, the Security Interests on a percentage of the ELP Interest (the "EXCESS ELPI") pledged hereunder on such Anniversary in excess of the percentage of the ELP Interest required for the Pledged ELPI Value to equal the Required Value shall automatically terminate, and (ii) if such Anniversary occurs on or after the Exchange Closing Date, the Security Interests on a number of shares of VCI Stock or VWI Stock, as the case may be (the "EXCESS SHARES"), pledged hereunder on such Anniversary in excess of the number of shares of VCI Stock or VWI Stock, as the case may be, required for the Pledged Shares Value to equal the Required Value shall automatically terminate; PROVIDED that, in each case, if on or prior to such Anniversary, Cellco, New LP, VCI, VWI or any of their Affiliates shall have delivered a notice to the Pledgors of the assertion of any claim, or the commencement of any suit, action or proceeding (i) in respect of which indemnity may be sought pursuant to Section 15.02 of the Transaction Agreement or (ii) which relates to any breach of any obligation of the Pledgors under any Covered Agreement, (x) the Required Value for purposes of determining the Excess ELPI or Excess Shares, as the case may be, shall be increased by an amount equal to the Agent's good faith estimate of the amount which may be subject to such claim, suit, action or proceeding and (y) the percentage of the ELP Interest or the shares of VCI Stock or VWI Stock, as the case may be, that would have been released on such Anniversary but for the preceding clause (x) shall be released on the date on which such claim, suit, action or proceeding shall have been finally adjudicated or dismissed with prejudice and the Pledgors shall have satisfied all their obligations with respect thereto.

         (c) Upon any termination of the Security Interests or release of Collateral pursuant to subsections (a) or (b) or upon termination of the Transaction Agreement in accordance with its terms, the Agent will execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination or release.

         SECTION 14. NOTICES. All notices hereunder shall be given in accordance with Article 17 of the Transaction Agreement.

         SECTION 15. WAIVERS, NON-EXCLUSIVE REMEDIES. No failure on the part of the Agent to exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent of any right under the Transaction Agreement or any of the Covered Agreements preclude any other or further exercise thereof or the exercise of any other right. The rights in the Transaction Agreement and the Covered Agreements are cumulative and are not exclusive of any other remedies provided by law; PROVIDED that all claims for monetary damages shall be first asserted against the Collateral.

         SECTION 16. SUCCESSORS AND ASSIGNS. This Agreement is binding on and for the benefit of the Secured Parties and their respective successors and assigns. This Agreement shall be binding on and for the benefit of the Pledgors and their successors.

         SECTION 17. CHANGES IN WRITING. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Pledgors and the Secured Parties.

         SECTION 18. NEW YORK LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

         SECTION 19. SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Parties in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 20. JOINT AND SEVERAL OBLIGATIONS. The obligations of the Pledgors under this Agreement shall be joint and several.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            PRICE COMMUNICATIONS
                                            CORPORATION

                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:


                                            PRICE COMMUNICATIONS
                                            CELLULAR  INC.


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:


                                            PRICE COMMUNICATIONS
                                            CELLULAR HOLDINGS, INC.


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:


                                            PRICE COMMUNICATIONS
                                            WIRELESS

                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:

                                            CELLCO PARTNERSHIP,
                                                  individually and as Agent


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:


                                            VERIZON COMMUNICATIONS INC.


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title:


                                            VERIZON WIRELESS INC.


                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title: